INVESTMENT AND REPRESENTATION
AGREEMENT

SECTION 1

1.1           Subscription.                                The undersigned, intending to be legally bound, hereby irrevocably agrees to purchase restricted shares (the “Shares”) of the common stock (the “Common Stock”) of iGenii Inc., a newly-formed company (the "Company"), in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  The purchase price of the Shares is $0.50 per Share.

The undersigned understands that the Shares are being offered and sold (the “Offering”) as part of a transaction with a minimum aggregate investment of $50,000 and a maximum of $500,000.

1.2           Purchase of Shares.                                           The investment amount remitted to the Company simultaneous with the execution and delivery of this Agreement shall be _______________________ dollars ($___________________).  The undersigned further understands and acknowledges that this subscription is irrevocable, subject to the conditions set forth below.

Payment has been made simultaneous herewith by either (i) wire transfer as set forth below or (ii) by check payable to iGenii Inc. (the “Subscription Payment”).  The wire transfer instructions are as follows:

[bank information]

1.3           Acceptance or Rejection of Subscription.   The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Shares if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to acceptance by the Company, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription. The undersigned understands and agrees that its subscription for the Shares is irrevocable.  In the event the sale of the Shares subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Shares.

SECTION 2

Closing.  The closing (the "Closing") of the purchase and sale of the Shares, shall occur simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement.

SECTION 3

3.1           Investor Representations and Warranties.   The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a)           Investment Purposes.  The undersigned is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in any transactions that would be in violation of the Securities Act or any state securities or "blue-sky" laws. No other person has a direct or indirect beneficial interest in, and the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to, the Shares or any part of the Shares for which the undersigned is subscribing that would be in violation of the Securities Act or any state securities or "blue-sky" laws.

(b)           Authority.  The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c)           No General Solicitation.  The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or presented at any seminar or similar gathering; or any solicitation of a subscription by a person, other than personnel previously known to the undersigned.

(d)           Investment Experience.  The undersigned, or the undersigned’s professional advisors, has such knowledge and experience in finance, securities, taxation, investments and other business matters as to evaluate investments of the kind described in this Agreement. By reason of the business and financial experience of the undersigned or his professional advisors (other than those who may be affiliated with or compensated in any way by the Company or any of its respective affiliates or selling agents), the undersigned or his advisors can protect his own interests in connection with the transactions described in this Agreement. The undersigned is able to afford the loss of his entire investment in the Shares.

(e)           Exemption from Registration.  The undersigned acknowledges his understanding that this Offering and the sale of the Shares is intended to be exempt from registration under the

Securities Act.  In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(1)           The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; and

(2)           The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares.  The undersigned also represents it has not been organized for the purpose of acquiring the Shares; and

(3)           The undersigned understands that at this time the Shares are not being registered under the Securities Act, or the securities laws of any state in reliance upon exemptions therefrom for private offerings.  The undersigned understands that the Shares which are restricted must be held indefinitely unless the sale thereof is subsequently registered under the Securities Act and applicable state securities laws or exemptions from such registration are available, such as Rule 144.  All certificates evidencing the Shares will bear a legend stating that the Shares have not been registered under the Securities Act or state securities laws and they may not be resold unless they are registered under the Securities Act and applicable state securities laws or exempt therefrom.

(f)           Economic Considerations.  The undersigned is not relying on the Company or its affiliates or agents with respect to economic considerations involved in this investment.  The undersigned has relied solely on its own advisors.

(g)           No Other Representations.  No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent or affiliate of the Company other than the representations contained herein, and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein.

CROSS OUT AND INITIAL (H) IF NOT TRUE

(h)           Accredited Investor.  The undersigned is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit A to this Agreement.

(i)           Residency.                                The undersigned’s principal residence (if subscriber is an individual) or principal business address, as applicable, is in the State or foreign locale indicated on the signature page hereof, and the undersigned has no present intention to move such residence or principal business address, as applicable, from such State or foreign locale.

(j)           Legend.                      Each certificate representing the Shares shall be endorsed with the following legend, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR WITHOUT AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

           The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section.

(k)           Potential Loss of Investment.  The undersigned understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment. The undersigned has considered the uncertainties and difficulties frequently encountered by companies, such as the Company in their early stages of development.  The undersigned understands and acknowledges that as a result thereof, he may lose his entire investment in the Company.

(l)           Investment Commitment.  The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(m)           Receipt of Information.  The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment that has been requested by the undersigned. The undersigned has been provided with an opportunity for a reasonable period of time prior to the date hereof to obtain all information concerning the Company and the Offering and all other information it deems appropriate.

(n)           No Reliance.  Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares.  The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that his or its investment in the Shares is suitable and appropriate for the undersigned.

(o)           No Governmental Review.  The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares or the Company, or (iii) guaranteed or insured any investment in the Shares.

(p)           Price of Shares.   The undersigned understands that the price of the Shares offered hereby was determined by the Company without reference to the assets or book value of the Company.  The undersigned further understands that there is an expectation of further dilution of his or its investment in the Company.

SECTION 4

The Company represents and warrants to the undersigned as follows:

4.1            Organization of the Company.  The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2           Authority.   (a)  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such  enforceability  may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4.3           Exemption from Registration; Valid Issuances.  The sale and issuance of the Securities, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to Section 4(2). When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company, or (b) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

4.4           No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

4.5           No Conflicts.                                The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Shares, do not and will not (a) result in a violation of the Certificate or By-Laws of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing.

4.6           No Integrated Offering.   Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

SECTION 5

5.1             Indemnity.  The undersigned agrees to indemnify and hold harmless the Company and its officers, directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2           Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally at such address, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent by ordinary mail), (d) upon the expiration of twenty four (24) hours after transmission, if sent by email if a confirmation of transmission is produced by the sending computer (and a copy of each email transmission promptly shall be sent by ordinary mail) or (e) on the third business day, if sent by overnight recognized courier, in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

5.4           Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

5.5           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6           Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7           Assignability.  This Agreement is not transferable or assignable by the undersigned.

5.8             Applicable Law; Arbitration; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. Any dispute between or, action or proceeding against any of the parties hereto under, arising out of or in any manner relating to, this Agreement and the transactions contemplated herein shall be submitted to and adjudicated by binding arbitration.  If there is any litigation regarding the arbitration or otherwise relating to this section 5.8, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument.  In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 5.3.  Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.  EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

5.9           Pronouns.  The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

5.10           Further Assurances.  Upon request from time to time, the undersigned shall execute and deliver all documents and do all other acts that may be necessary or desirable, in the opinion of the Company or their counsel, to effect the subscription for the Shares in accordance herewith.

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year as set forth below.

Subscription Payment:
Print Name of Subscriber

$ _______________

By:
(Signature of Subscriber or
Authorized Signatory)

Address:

Telephone:

Fax:

______________________________
Social Security Number or other
Taxpayer Identification Number

If the Shares will be held as joint tenants, tenants in common, or community property, please complete the following:

Print name of spouse or other co-subscriber
Signature of spouse or other co-subscriber
Print manner in which Shares will be held

______________________________
Social Security Number or other
Taxpayer Identification Number

ACCEPTANCE OF SUBSCRIPTION

_____________________________ Name of Subscriber

ACCEPTED BY:

iGENII INC.

By:____________________________
   Name:
   Title:

Date:                                                      , 2008

Accepted Subscription Payment for $

Exhibit A
ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned subscriber represents that it is an Accredited Investor on the basis that it is (check one):

_____(i)  A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(ii)  A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____(iii)  An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(iv)  A director or executive officer of the Company.

_____(v)  A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000.

_____(vi)  A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____(vii)  A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

_____(viii)  An entity in which all of the equity owners are accredited investors.  (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.  Further, the Subscriber represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)